UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:	July 27, 2007
(Date of earliest event reported):	July 25, 2007

Commission File No. 1-5828

CARPENTER TECHNOLOGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	23-0458500
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
P.O. Box 14662 Reading Pennsylvania	19612
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 610-208-2000

Former name or former address, if changed since last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act
___ Written communications pursuant to Rule 425 under the Securities Act
___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___ Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Carpenter Technology Corporation announced that, effective July 25, 2007, Dennis M. Oates, its Senior Vice President, Specialty Alloys Operations, left the company to pursue other interests.

Item 9.01 Financial Statements and Exhibits.

(a), (b) and (c) None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 27, 2007	CARPENTER TECHNOLOGY CORPORATION By: /s/ David A. Christiansen David A. Christiansen, Vice President, General Counsel and Secretary

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